SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2007

                        First Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)

            Maryland                       0-50820                20-4797391
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(State or other jurisdiction       (Commission File No.)    (IRS  Employer
 of incorporation)                                           Identification No.)



6814 Goshen Road, Edwardsville, Illinois                            62025
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01.        Other Events.

     On October 23, 2007, the Board of Directors of First Clover Leaf Financial Corp. (the "Company") announced the authorization of a stock repurchase program pursuant to which the Company intends to repurchase up to 5% of its issued and outstanding shares, or up to approximately 443,600 shares. The authorization of this stock repurchase program follows the completion of the Company's 5% repurchase program that was previously announced in July 2007, wherein the Company repurchased approximately 453,700 shares of its common stock.

     A copy of the press release dated October 26, 2007, giving details associated with the stock repurchase program, is attached as Exhibit 99 to this report.


Item 9.01.                 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                       99                   Press release dated October 26, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  October 26, 2007                        By:/s/ Dennis M. Terry
                                                  ------------------------------
                                                  Dennis M. Terry
                                                  Chief Executive Officer